Exhibit 10.16

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

CONVERSION AND REGISTRATION RIGHTS AGREEMENT

This Conversion and Registration Rights Agreement (this “Agreement”) is entered into effective January 31, 2016 by and between American Home Alliance Corporation, a Delaware corporation (“AHLL”) and Peter Norman (“Norman”).

WHEREAS, AHLL is indebted under a note payable in the amount of $214,616, together with interest accrued thereon (the “Note”), originally issued to International Credit Bureau, Inc.; and

WHEREAS, Norman has acquired, by assignment, all right, title and interest in and to the Note; and

WHEREAS, Norman wishes to convert and exchange all indebtedness owed under the Note for new common stock in AHLL,

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Conversion of Note

1.1. On the basis of the representations and warranties and subject to the terms and conditions set forth herein, Norman hereby irrevocably agrees to convert the entire amount of principal and any accrued interest due and owing under the Note into 1,600,000 shares of common stock in AHLL (the “Shares”).

1.2. On the basis of the representations and warranties and subject to the terms and conditions set forth herein, AHLL hereby irrevocably agrees to issue the Shares to Norman in exchange for and upon the conversion of the Note. Norman hereby agrees that upon delivery of the Shares by AHLL in accordance with the provisions of this Agreement, all amounts outstanding under the Note, including unpaid principal and any accrued interest will be fully satisfied and extinguished, and Norman will remise, release and forever discharge the AHLL, its successors and assigns, and each of their respective directors, officers and employees, from any and all obligations relating to the Note and any prior or related obligation or agreement. Further, Norman shall indemnify and defend AHLL, its successors and assigns, and each of their respective directors, officers and employees, from any and claims arising under or related to the Note and any prior or related obligation or agreement.

2. Closing and Condition to Closing

2.1. Closing of the transaction contemplated by this Agreement shall take place contemporaneously with, and shall be expressly conditional upon, the closing of an Agreement and Plan of Merger (the “Merger”) by and between AHLL and Ember Therapeutics, Inc., a Delaware corporation (“Ember”).

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3. Acknowledgements, Agreements, and Representations and Warranties of Norman

3.1 Norman hereby acknowledges and agrees that:

(a) the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale;

(b) Norman and his advisor(s) have had a reasonable opportunity to ask questions of and receive answers from AHLL and Ember in connection with the issuance of the Shares hereunder and the Merger, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about Ember and the Merger;

(c) All documents, books and records of Ember reasonably requested by Norman have been made available for inspection by Norman and Norman’s lawyer(s) and/or advisor(s);

(d) Norman will indemnify and hold harmless AHLL and its successors and, where applicable, their directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of Norman contained in this Agreement being untrue in any material respect or any breach or failure by Norman to comply with any covenant or agreement made by Norman in connection therewith;

(e) Norman has been advised to consult his own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and he is solely responsible (and AHLL is not in any way responsible) for compliance with: (i) any applicable laws of the jurisdiction in which Norman is resident in connection with the distribution of the Shares hereunder, and (ii) applicable resale restrictions;

(f) Neither the Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Shares; and

3.2 Norman hereby represents and warrants to and covenants with AHLL (which representations, warranties and covenants shall survive the Closing) that:

(a) He has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

(b) The entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to Norman or of any agreement, written or oral, to which Norman may be a party or by which Norman is or may be bound;

(c) Norman is sole and absolute owner of all right, title, and interest in and to the Note and any and all obligations of AHLL arising thereunder or in connection therewith;

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(d) Norman is acquiring the Shares as principal for investment only and not with a view to resale or distribution;

(e) Norman is aware that an investment in AHLL and/or Ember is speculative and involves certain risks, including the possible loss of the entire investment;

(f) Norman has made an independent examination and investigation of an investment in the Shares and in AHLL and Ember and has depended on the advice of his legal and financial advisors and agrees that AHLL and its successors will not be responsible in any way whatsoever for Norman’s decision to invest in the Shares and in AHLL and Ember;

(h) Norman (i) has adequate net worth and means of providing for his current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(i) Norman understands and agrees that AHLL and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, Norman shall promptly notify AHLL;

(j) Norman (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of his investment in the Shares; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(k) Norman understands and agrees that the Shares are “restricted securities” as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Shares is restricted by federal and state securities laws and, accordingly, the Shares must be held indefinitely unless their resale is subsequently registered under the Securities Act or an exemption from such registration is available for their resale;

(l) Norman is not an underwriter of, or dealer in, the common stock of AHLL, nor is Norman participating, pursuant to a contractual agreement or otherwise, in a distribution of the Shares; and

(m) Norman is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

4. Registration Rights

4.1 Definitions

(a) “Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

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(b) “Registrable Securities” means the Shares issuable upon conversion of the Note as provided in the Agreement.

(c) “Registration Statement” means the registration statement of AHLL and/or its successor filed under the 1933 Act covering the Registrable Securities.

4.2 Registration

(a) AHLL shall, within sixty (60) days of the date of the closing of the Merger, file with the SEC a Registration Statement on Form S-1, covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions.

(b) Norman acknowledges and understands that other securities may be included in the Registration Statement covering the Registrable Securities.

(c) AHLL shall undertake its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall keep such Registration Statement effective until the earlier to occur of the date on which (A) Norman shall have sold all the Registrable Securities; or (B) the Registrable Securities shall have become eligible for resale under the terms and provisions of Rule 144 promulgated under the 1933 Act (the “Registration Period”).

(d) AHLL shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period.

(e) If the Initial Registration Statement is not filed on or prior to the sixtieth (60th) day following the date of the closing of the Merger, AHLL shall pay to Norman, as liquidated damages and not as a penalty, the amount of $200,000.

5. Issuance of Additional Shares

5.1 If, on the date which is eight (8) months after the initial effective date of the Registration Statement, Norman has: (i) sold all of the Shares, and (ii) has received net proceeds of such sale (after deducting usual and customary brokerage fees) of less than $350,000, AHLL shall issue Norman a number of additional shares of common stock in AHLL equal to the Additional Share Amount. The Additional Share Amount, if issuable hereunder, shall be issued to Norman on or before June 30, 2017 and on a date to be designated by Norman.

5.2 The “Additional Share Amount” shall mean the number of shares of common stock of AHLL, valued at the Additional Issuance Price, which are equal in value to $350,000 less the total net proceeds received by Norman from his sales of the Shares.

5.3 The “Additional Issuance Price” shall mean ninety-five percent (95%) of the volume weighted average price (VWAP) of AHLL’s common stock, as reported by OTC Markets Group or by the principal exchange on which AHLL’s common stock is listed, if any, for the five (5) trading days preceding the issuance of the Additional Share Amount to Norman.

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5.4 If Norman is entitled to issuance of the Additional Share Amount under the terms of this Agreement, he shall make a written demand to AHLL for such issuance and shall furnish AHLL all brokerage account statements or other records necessary for AHLL to determine and verify Norman’s net proceeds from his sales of the Shares and the Additional Share Amount issuable to Norman. AHLL shall issue the Additional Share Amount within ten (10) days of its receipt of such written demand and records from Norman.

6. Adjustments to Shares and Additional Share Amount

6.1 The parties hereto acknowledge that Norman and Ember are party to certain escrow agreements under with a total of 3,564,760 currently issued and outstanding shares of AHLL are to be cancelled and returned to treasury. It is understood and acknowledged that, at the time of the closing of the Merger, a certain number of shares escrowed for cancellation may not be deliverable to AHLL’s transfer agent for such cancellation (the “Undelivered Cancellation Shares”).

6.2 Upon closing of the Merger all of the Shares shall be issued, and AHLL shall transmit to Norman a share certificate representing that number of Shares which is equal to 1,600,000 less the number of Undelivered Cancellation Shares at that time. The remaining Shares issued, but not delivered, to Norman upon closing of the Merger shall be held in escrow by counsel for AHLL. During the sixty (60) day period following the closing of the Merger, one (1) additional Share shall be released from escrow to Norman for each of the Undelivered Cancellation Shares which are delivered and cancelled.

6.3 If, on the date which is sixty (60) days from the date of the closing of the Merger, any Undelivered Cancellation Shares remain, counsel for AHLL shall deliver to AHLL’s transfer agent for cancellation that number of Shares which is equal to the number of remaining Undelivered Cancellation Shares at that time. Further, the $350,000 amount specified in Section 5.2, above, shall be reduced by $0.21875 x the number of remaining Undelivered Cancellation Shares.

7. General

7.1 Entire Agreement. This Agreement and the exhibits attached hereto or referred to herein constitute the entire agreement of the parties hereto, and supersede all prior agreements and undertakings, both written and oral, among the parties hereto, with respect to the subject matter hereof and thereof.

7.2 Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by either of the parties hereto without the prior written approval of the other party.

7.3 No Third Party Beneficiaries. Nothing herein expressed or implied shall be construed to give any person other than the parties hereto any legal or equitable rights hereunder.

7.4 Counterparts; Delivery by Facsimile. This Agreement may be executed in multiple counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. This Agreement and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by electronic mail, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic mail as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

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7.5 Recitals. The recitals set forth above are incorporated herein and, by this reference, are made part of this Agreement as if fully set forth herein.

7.6 Governing Law. This Agreement and the agreements, instruments and documents contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.

7.7 Dispute Resolution. The parties hereto shall initially attempt to resolve all claims, disputes or controversies arising under, out of or in connection with this Agreement by conducting good faith negotiations amongst themselves. If the parties hereto are unable to resolve the matter following good faith negotiations, the matter shall thereafter be resolved by binding arbitration and each party hereto hereby waives any right it may otherwise have to the resolution of such matter by any means other than binding arbitration pursuant to this Section 6.7. Whenever a party shall decide to institute arbitration proceedings, it shall provide written notice to that effect to the other parties hereto. Any arbitration hereunder shall be conducted in the English language under the commercial arbitration rules of the American Arbitration Association. Any such arbitration shall be conducted in a mutually agreeable location in Dover, Delaware by a panel of three arbitrators: one arbitrator shall be appointed by each of Norman and AHLL; and the third shall be appointed by the American Arbitration Association. The panel of arbitrators shall have the authority to grant specific performance. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based on the claim, dispute or controversy in question would be barred under this Agreement or by the applicable statute of limitations. The prevailing party in any arbitration in accordance with this Section 6.7 shall be entitled to recover from the other party, in addition to any other remedies specified in the award, all reasonable costs, attorneys’ fees and other expenses incurred by such prevailing party to arbitrate the claim, dispute or controversy.

7.8 The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date set forth above.

/s/ Peter Norman

Peter Norman

American Home Alliance Corporation

By: /s/ David G. Knott

David G. Knott, President and CEO

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